EXHIBIT 10.2

                             GEORGETOWN SAVINGS BANK
                               FY08 INCENTIVE PLAN

          All figures below are representative of a twelve month period
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Organizational Level:  Executive

Employee: Joseph W. Kennedy                  Incentive Target: $15,000 plus
          ---------------------------------                    sliding component
                                                               -----------------
Title:    SVP/Chief Financial Officer        Current Salary:   $118,000
          ---------------------------------                    -----------------

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Tier 1:  Bank-wide Performance

Goal #1: Achieve Budgeted ROA
         --------------------

Payout Percentage: 25% of Incentive target = $3,750

Target: Achieve YTD ROA of (.31%) by 6/30/08

Payout Timing: Annual, after completion of annual audit

Additional Payout: $1,000 for every additional .05bps


Goal #2: [Information withheld due to business confidentiality]

Payout Percentage: 10% of Incentive target = $1,500

Target: [Information withheld due to business confidentiality]

Payout Timing: [Information withheld due to business confidentiality]


Tier 2:  Team Performance - Sales

Goal #3: Complete Implementation of the SOX 404 Program
         ----------------------------------------------

Payout Percentage: 15% of Incentive Target = $2,250

Target: Issuance of Management's Annual Report on Internal Controls

Payout Timing: Annual, after completion of the annual audit

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Goal #4: Receipt of Adequate Regulatory Examination of IT Security
         ---------------------------------------------------------

Payout Percentage: 5% of Incentive Target = $750

Target: Results of October 2007 OTS examination indicate no matters required Board attention in Information Technology area.

Payout Timing: After receipt of October, 2007 OTS Final Examination Report



Tier 3: Individual Performance
        ----------------------

Goal #5: Complete Study and Investigation of Strategies to Improve Yield on
         ------------------------------------------------------------------
         Investment Portfolio within Acceptable Credit Risk Levels
         ---------------------------------------------------------

Payout Percentage: 5% of Incentive Target = $750

Target: Completion of formalized study and development of workable strategies for the Bank to improve its overall yield and earnings performance of its investment securities portfolio

Payout Timing: Upon acceptance and approval of by the Executive Committee


Goal #6: Improve Yield on Investment Portfolio
         -------------------------------------

Payout Percentage: 10% of Incentive Target = $1,500

Target: Achieve Average Investment Portfolio Yield 10 bps greater than budget by June 30, 2008

Payout Timing:  After completion of annual audit.


Goal #7: Complete Study and Investigation of Strategies to Improve Interest
         ------------------------------------------------------------------
         Rate Risk Management Tactics
         ----------------------------

Payout Percentage: 15% of Incentive Target = $2,250

Target: Completion of formalized study and development of workable strategies for the Bank to improve its overall interest rate risk management program and position

Payout Timing: Upon acceptance and approval of by the Executive Committee

Goal #8: Achieve Budgeted Net Interest Margin Percentage
         -----------------------------------------------

Payout Percentage: 15% of Incentive Target = $2,250

Target: Achieve YTD Net Interest Margin of 2.44% by 6/30/08

Payout Timing: Annual, upon completion of annual audit

Additional Payout: $1,000 for every additional .05bps

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